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                     AMENDMENT TO PATENT LICENSE AGREEMENT
                    --------------------------------------

WHEREAS, Lucent Technologies, Inc., a Delaware corporation ("Lucent"), with offices at 600 Mountains Avenue, Murray Hill, New Jersey 07974, is a successor in interest to the April 1, 1994 Patent License Agreement ("Agreement") between American Telephone and Telegraph Company ("AT&T") and Cell Robotics, Inc., a New Mexico corporation ("Cell Robotics"), with offices at 2715 Broadbent Parkway, NE, Albuquerque, New Mexico 87107; and

WHEREAS, Under the Agreement, royalties are payable by Cell Robotics to Lucent Technologies, Inc.; and

WHEREAS, Cell Robotics has not paid the minimum amounts as specified in the Agreement.

NOW THEREFORE, Lucent and Cell Robotics agree that the Agreement be amended as follows:

     In the Table of Contents, Delete "1.06 Infringement Actions"

     Delete Section 1.01(a) and substitute:

          --(a) LUCENT grants to the CORPORATION under LUCENT's PATENT personal, nonexclusive and non-transferable licenses to make, have made, use, lease, sell and import products of the following kind: --

     Add the following Section 1.01(d):

          In 1996, AT&T restructured itself to conduct its business in the form of three separate legal entities. One of these legal entities is Lucent, which conducts a business which was once part of AT&T. Lucent and Cell Robotics agree that Lucent and Cell Robotics have the same licenses and rights (and any corresponding obligations) after the restructuring of AT&T that they each had before the restructuring; i.e., Lucent has the same rights and obligations as specified for AT&T in this Agreement.

     Change "AT&T" to -LUCENT- throughout the Agreement.

     Delete Section 1.01(c)

     Delete Section 1.06

     In Section 2.01(a):

          first line, delete "Subject to Section 2.01(b) and Section 2.01(c), royalty" and substitute -Royalty-

          second line:  change five percent (5%) to -seven percent (7%)-

     Delete Section 2.01(b) and substitute:

          2.01(b)   Notwithstanding Section 2.01(a), beginning with the year
          1999, the minimum royalty payable each year is thirty-five thousand dollars (US $35,000.00) payable as follows: seventeen thousand five hundred dollars (US $17,500.00) sixty (60) days after the end of each semiannual period ending on June 30th and December 31st.

     Delete Sections 2.01(c) and (d).

     Delete the footnotes on Page 3.

     In Section 2.05(a), second line, change "April 30th or October 31st, commencing with the semiannual period ending on October 31, 1994" to -June 30th or December 31st-;

     In Section 2.05(a), eighth line, subparagraph (iii), delete "without regard to the minimum payment amounts specified in Section 2.01(b)."

     Delete Section 2.05(b) and substitute:

          (b) Within such sixty (60) days the CORPORATION shall pay in United States dollars to LUCENT at the address specified in Section 4.03 the royalties payable in accordance with such statement. Any conversion to United States dollars shall be at the prevailing rate for bank cable transfers as quoted for the last day of such semiannual period by leading United States banks in New York City dealing in the foreign exchange market.

     Change Section "3.01(a)" to -Section 3.01-

     Delete Section 3.01(b)

     Delete Section 4.02(d)

     Section 4.06, first line, change "General Definitions Appendix" to -Appendices-

     Section 4.07(b), third line, change "sublicenses" to -rights-

2. Upon execution of this Amendment, Cell Robotics agrees to pay fifty thousand dollars (US $50,000.00) in lieu of all payments due for 1997 and the first half of 1998. For the second half of 1998, Cell Robotics agrees to pay, not later than December 31st, 1998, fifty thousand dollars (US $50,000.00) or the royalty due pursuant to Section 2.01, whichever is greater.

3. The address for Lucent set out in Section 4.03(a) shall be replaced with the following address: Contract Administrator, Intellectual Property Division, Lucent Technologies, Inc., 14645 Northwest 77th Avenue, Miami Lakes, Florida 33014, United States of America.

4. The bank account information in Section 4.03(b) shall be replaced with the following information: Lucent Technologies Licensing, Account No. 910-2-568475, ABA Code: 021000021, at Chase Manhattan Bank, N.A., 55 Water Street, New York, New York 10041, United States of America.

5.   All other provisions of the Agreement remain in full force and effect.

Accepted and Agreed:


LUCENT TECHNOLOGIES, INC.


By:
    -----------------------------------------
     M. R. Greene

Title:
       --------------------------------------
       Vice President - Intellectual Property

Date:
      ---------------------------------------



CELL ROBOTICS, INC.


By:
    -----------------------------------------

Title:
       --------------------------------------

Date:
      ---------------------------------------




            THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY
               IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                        REPRESENTATIVES OF BOTH PARTIES